Exhibit 99.4

COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

ABS New Transaction

Computational Materials

$[489,199,000] (approximate)
C-BASS
Mortgage Loan Asset-Backed Certificates,
Series 2005-CB6

Credit-Based Asset Servicing and Securitization LLC
Seller

Merrill Lynch Mortgage Investors, Inc.
Depositor

Litton Loan Servicing LP
Servicer

September 22, 2005

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

Winchester Capital - HEL / Resi B&C - Stratification Tables

1.	FICO
2.	LTV
3.	DTI
4.	Occupancy Type
5.	WAC
6.	IO Type
7.	Loan Documentation Type
8.	Others
9.	Credit Grades
10.	Top 10 Cities

1.	FICO

						Percentage of Aggregate Collateral
						FICO					LTV					Loan Amount							Documentation			Interest Only				DTI			Other Data

FICO	Loan Count	$ Avge Loan Amount	% of Pool	Agg $ Balance	WAC	520 and below	521-540	541-560	561-580	581 and above	85% LTV & below	LTV 85.01-90	LTV 90.01-95	LTV 95.01- 100	LTV 100.01+	$50K and below	$50.01- 75K	$75.01- 100K	$100.01 - $600K	$600.01- 750K	$750- 900K	>$900K	Full Doc	Stated Doc	Limited Doc	2yr IO	3yr IO	5yr IO	10yr IO	DTI > 45	DTI > 50	Wtd Avg DTI	Not Owner Occupied

581 & Above	2,621	157,878.76	82.81	413,800,217.69	7.04	0.00%	0.00%	0.00%	0.00%	82.81%	61.11%	8.87%	3.39%	9.15%	0.29%	4.03%	3.34%	3.33%	70.04%	1.70%	0.16%	0.21%	32.98%	44.68%	1.43%	0.22%	0.00%	36.20%	6.25%	34.36%	10.64%	0.00%	6.37%
561 - 580	139	179,935.26	5.01	25,011,001.14	7.48	0.00%	0.00%	0.00%	5.01%	0.00%	3.74%	1.04%	0.05%	0.17%	0.00%	0.08%	0.12%	0.17%	4.36%	0.27%	0.00%	0.00%	3.13%	1.49%	0.26%	0.00%	0.00%	1.21%	0.00%	1.92%	0.46%	0.00%	0.09%
541 - 560	132	155,578.51	4.11	20,536,363.90	7.64	0.00%	0.00%	4.11%	0.00%	0.00%	3.33%	0.66%	0.05%	0.07%	0.00%	0.14%	0.16%	0.20%	3.61%	0.00%	0.00%	0.00%	2.88%	1.08%	0.01%	0.00%	0.00%	0.96%	0.00%	1.99%	0.67%	0.00%	0.01%
521 - 540	101	180,096.80	3.64	18,189,776.40	7.78	0.00%	3.64%	0.00%	0.00%	0.00%	3.53%	0.10%	0.01%	0.00%	0.00%	0.09%	0.10%	0.24%	3.21%	0.00%	0.00%	0.00%	2.66%	0.71%	0.12%	0.00%	0.00%	0.69%	0.00%	1.69%	0.84%	0.00%	0.00%
520 & Below	163	135,960.00	4.43	22,161,480.18	8.51	4.43%	0.00%	0.00%	0.00%	0.00%	3.86%	0.39%	0.06%	0.11%	0.01%	0.15%	0.36%	0.35%	3.58%	0.00%	0.00%	0.00%	3.30%	0.68%	0.08%	0.00%	0.00%	0.05%	0.00%	1.88%	0.80%	0.00%	0.16%

Total:	3,156	158,332.97	100	499,698,839.31	7.18	4.43%	3.64%	4.11%	5.01%	82.81%	75.56%	11.06%	3.56%	9.51%	0.31%	4.50%	4.07%	4.29%	84.79%	1.98%	0.16%	0.21%	44.96%	48.63%	1.91%	0.22%	0.00%	39.11%	6.25%	41.84%	13.40%	0.00%	6.63%

2.  LTV

						Percentage of Aggregate Collateral
						FICO					LTV					Loan Amount							Documentation			Interest Only				DTI			Other Data

LTV	Loan Count	$ Avge Loan Amount	% of Pool	Agg $ Balance	WAC	520 and below	521-540	541-560	561-580	581 and above	85% LTV & below	LTV 85.01-90	LTV 90.01-95	LTV 95.01- 100	LTV 100.01+	$50K and below	$50.01- 75K	$75.01- 100K	$100.01 - $600K	$600.01- 750K	$750- 900K	>$900K	Full Doc	Stated Doc	Limited Doc	2yr IO	3yr IO	5yr IO	10yr IO	DTI > 45	DTI > 50	Wtd Avg DTI	Not Owner Occupied

80.00 & Below	1,653	203,014.07	67.16	335,582,253.56	6.74	3.32%	2.60%	2.44%	2.39%	56.39%	67.16%	0.00%	0.00%	0.00%	0.00%	0.37%	1.10%	2.20%	62.06%	1.05%	0.16%	0.21%	27.44%	35.81%	1.32%	0.13%	0.00%	30.31%	5.87%	28.13%	9.27%	0.00%	5.09%
80.01 - 85.00	210	200,039.26	8.41	42,008,243.86	7.28	0.54%	0.92%	0.89%	1.34%	4.71%	8.41%	0.00%	0.00%	0.00%	0.00%	0.11%	0.21%	0.28%	7.26%	0.54%	0.00%	0.00%	5.31%	2.57%	0.23%	0.00%	0.00%	2.51%	0.21%	4.03%	1.19%	0.00%	0.54%
85.01 - 90.00	298	185,475.62	11.06	55,271,734.51	7.37	0.39%	0.10%	0.66%	1.04%	8.87%	0.00%	11.06%	0.00%	0.00%	0.00%	0.23%	0.32%	0.29%	9.97%	0.26%	0.00%	0.00%	5.80%	4.84%	0.18%	0.03%	0.00%	4.54%	0.17%	4.89%	1.41%	0.00%	0.45%
90.01 - 95.00	169	105,270.70	3.56	17,790,747.92	8.06	0.06%	0.01%	0.05%	0.05%	3.39%	0.00%	0.00%	3.56%	0.00%	0.00%	0.44%	0.36%	0.39%	2.25%	0.12%	0.00%	0.00%	2.12%	0.82%	0.12%	0.00%	0.00%	1.01%	0.00%	1.23%	0.42%	0.00%	0.31%
95.01 - 100.00	791	60,064.26	9.51	47,510,833.55	9.52	0.11%	0.00%	0.07%	0.17%	9.15%	0.00%	0.00%	0.00%	9.51%	0.00%	3.20%	2.03%	1.10%	3.19%	0.00%	0.00%	0.00%	4.21%	4.50%	0.07%	0.05%	0.00%	0.73%	0.00%	3.52%	1.11%	0.00%	0.19%

Total:	3,156	158,332.97	100	499,698,839.31	7.18	4.43%	3.64%	4.11%	5.01%	82.81%	75.56%	11.06%	3.56%	9.51%	0.31%	4.50%	4.07%	4.29%	84.79%	1.98%	0.16%	0.21%	44.96%	48.63%	1.91%	0.22%	0.00%	39.11%	6.25%	41.84%	13.40%	0.00%	6.63%

3.  DTI

						Percentage of Aggregate Collateral
						FICO					LTV					Loan Amount							Documentation			Interest Only				DTI			Other Data

DTI	Loan Count	$ Avge Loan Amount	% of Pool	Agg $ Balance	WAC	520 and below	521-540	541-560	561-580	581 and above	85% LTV & below	LTV 85.01-90	LTV 90.01-95	LTV 95.01- 100	LTV 100.01+	$50K and below	$50.01- 75K	$75.01- 100K	$100.01 - $600K	$600.01- 750K	$750- 900K	>$900K	Full Doc	Stated Doc	Limited Doc	2yr IO	3yr IO	5yr IO	10yr IO	DTI > 45	DTI > 50	Wtd Avg DTI	Not Owner Occupied

<= 39.999	1,217	139,880.18	34.07	170,234,177.14	7.20	1.82%	1.58%	1.49%	1.79%	27.39%	25.67%	3.54%	1.69%	2.96%	0.20%	1.90%	1.76%	1.97%	28.02%	0.42%	0.00%	0.00%	15.61%	13.58%	1.21%	0.00%	0.00%	11.75%	2.91%	0.00%	0.00%	0.00%	3.13%
40.000 - 44.999	790	152,134.02	24.05	120,185,876.34	7.23	0.72%	0.36%	0.63%	1.30%	21.05%	17.70%	2.62%	0.65%	3.01%	0.07%	1.30%	1.26%	0.93%	19.84%	0.52%	0.00%	0.21%	10.03%	13.49%	0.15%	0.05%	0.00%	10.32%	1.48%	0.00%	0.00%	0.00%	1.18%
45.000 - 49.999	784	181,199.75	28.43	142,060,600.79	7.08	1.07%	0.87%	1.32%	1.43%	23.74%	21.71%	3.46%	0.81%	2.43%	0.03%	0.88%	0.72%	0.89%	25.12%	0.66%	0.16%	0.00%	12.43%	15.30%	0.48%	0.08%	0.00%	11.69%	1.17%	28.39%	0.00%	0.00%	1.46%
50.000 - 54.999	249	184,305.73	9.18	45,892,127.17	7.15	0.55%	0.68%	0.42%	0.47%	7.07%	7.13%	1.07%	0.20%	0.77%	0.01%	0.25%	0.23%	0.34%	8.10%	0.26%	0.00%	0.00%	5.35%	3.62%	0.02%	0.09%	0.00%	3.81%	0.53%	9.18%	9.14%	0.00%	0.50%
55.000 >=	116	183,845.33	4.27	21,326,057.87	7.39	0.28%	0.16%	0.25%	0.01%	3.57%	3.35%	0.36%	0.22%	0.33%	0.00%	0.16%	0.11%	0.15%	3.73%	0.12%	0.00%	0.00%	1.54%	2.65%	0.05%	0.00%	0.00%	1.55%	0.15%	4.27%	4.27%	0.00%	0.36%

Total:	3,156	158,332.97	100	499,698,839.31	7.18	4.43%	3.64%	4.11%	5.01%	82.81%	75.56%	11.06%	3.56%	9.51%	0.31%	4.50%	4.07%	4.29%	84.79%	1.98%	0.16%	0.21%	44.96%	48.63%	1.91%	0.22%	0.00%	39.11%	6.25%	41.84%	13.40%	0.00%	6.63%

4.  Occupancy Type

						Percentage of Aggregate Collateral
						FICO					LTV					Loan Amount							Documentation			Interest Only				DTI			Other Data

Occupancy Type	Loan Count	$ Avge Loan Amount	% of Pool	Agg $ Balance	WAC	520 and below	521-540	541-560	561-580	581 and above	85% LTV & below	LTV 85.01-90	LTV 90.01-95	LTV 95.01- 100	LTV 100.01+	$50K and below	$50.01- 75K	$75.01- 100K	$100.01 - $600K	$600.01- 750K	$750- 900K	>$900K	Full Doc	Stated Doc	Limited Doc	2yr IO	3yr IO	5yr IO	10yr IO	DTI > 45	DTI > 50	Wtd Avg DTI	Not Owner Occupied

Primary Residence	2,932	159,129.10	93.37	466,566,511.09	7.16	4.27%	3.64%	4.10%	4.92%	76.44%	69.94%	10.61%	3.25%	9.31%	0.26%	4.27%	3.70%	3.94%	79.27%	1.98%	0.00%	0.21%	42.52%	45.60%	1.77%	0.18%	0.00%	38.68%	3.73%	39.52%	12.54%	0.00%	0.00%
Investment Property	195	145,084.66	5.66	28,291,508.65	7.41	0.13%	0.00%	0.01%	0.09%	5.43%	4.73%	0.45%	0.27%	0.17%	0.05%	0.19%	0.35%	0.31%	4.66%	0.00%	0.16%	0.00%	2.24%	2.47%	0.14%	0.03%	0.00%	0.40%	1.98%	1.97%	0.86%	0.00%	5.66%
Second Home	29	166,924.81	0.97	4,840,819.57	7.04	0.03%	0.00%	0.00%	0.00%	0.94%	0.89%	0.00%	0.05%	0.03%	0.00%	0.04%	0.02%	0.04%	0.86%	0.00%	0.00%	0.00%	0.20%	0.57%	0.00%	0.00%	0.00%	0.03%	0.53%	0.35%	0.00%	0.00%	0.97%

5.  WAC

						Percentage of Aggregate Collateral
						FICO					LTV					Loan Amount							Documentation			Interest Only				DTI			Other Data

WAC	Loan Count	$ Avge Loan Amount	% of Pool	Agg $ Balance	WAC	520 and below	521-540	541-560	561-580	581 and above	85% LTV & below	LTV 85.01-90	LTV 90.01-95	LTV 95.01- 100	LTV 100.01+	$50K and below	$50.01- 75K	$75.01- 100K	$100.01 - $600K	$600.01- 750K	$750- 900K	>$900K	Full Doc	Stated Doc	Limited Doc	2yr IO	3yr IO	5yr IO	10yr IO	DTI > 45	DTI > 50	Wtd Avg DTI	Not Owner Occupied

<= 6.999	1,286	230,226.12	59.25	296,070,786.20	6.32	0.13%	1.10%	1.50%	1.81%	54.70%	52.31%	5.08%	1.00%	0.86%	0.00%	0.06%	0.31%	1.34%	55.72%	1.45%	0.16%	0.21%	26.58%	29.60%	1.16%	0.13%	0.00%	32.17%	4.66%	25.07%	7.40%	0.00%	2.83%
7.000 - 7.999	582	181,538.23	21.14	105,655,249.44	7.47	1.41%	1.17%	1.28%	1.87%	15.42%	14.82%	3.81%	1.28%	1.18%	0.05%	0.17%	0.55%	0.93%	19.11%	0.38%	0.00%	0.00%	9.25%	10.58%	0.45%	0.05%	0.00%	6.27%	1.36%	9.66%	3.38%	0.00%	2.23%
8.000 - 8.999	343	137,373.62	9.43	47,119,151.90	8.43	1.78%	0.88%	0.93%	0.96%	4.88%	6.14%	1.42%	0.49%	1.31%	0.07%	0.39%	0.58%	0.85%	7.46%	0.14%	0.00%	0.00%	4.86%	3.52%	0.08%	0.03%	0.00%	0.65%	0.22%	3.62%	1.43%	0.00%	1.12%
9.000 - 9.999	346	66,489.20	4.6	23,005,262.32	9.59	0.70%	0.38%	0.25%	0.14%	3.13%	1.39%	0.46%	0.32%	2.37%	0.06%	1.19%	1.18%	0.56%	1.67%	0.00%	0.00%	0.00%	2.37%	1.77%	0.09%	0.00%	0.00%	0.01%	0.00%	1.75%	0.58%	0.00%	0.23%
10.000 - 10.999	345	50,639.79	3.5	17,470,726.84	10.61	0.22%	0.09%	0.04%	0.20%	2.96%	0.60%	0.14%	0.23%	2.49%	0.04%	1.42%	1.04%	0.54%	0.50%	0.00%	0.00%	0.00%	1.21%	1.95%	0.13%	0.00%	0.00%	0.00%	0.00%	1.13%	0.40%	0.00%	0.09%
11.000 >=	254	40,856.94	2.08	10,377,662.61	11.92	0.18%	0.03%	0.11%	0.03%	1.72%	0.30%	0.16%	0.24%	1.29%	0.09%	1.26%	0.42%	0.07%	0.33%	0.00%	0.00%	0.00%	0.69%	1.22%	0.00%	0.00%	0.00%	0.00%	0.00%	0.61%	0.21%	0.00%	0.14%

6.  IO Type

						Percentage of Aggregate Collateral
						FICO					LTV					Loan Amount							Documentation			Interest Only				DTI			Other Data

IO Type	Loan Count	$ Avge Loan Amount	% of Pool	Agg $ Balance	WAC	520 and below	521-540	541-560	561-580	581 and above	85% LTV & below	LTV 85.01-90	LTV 90.01-95	LTV 95.01- 100	LTV 100.01+	$50K and below	$50.01- 75K	$75.01- 100K	$100.01 - $600K	$600.01- 750K	$750- 900K	>$900K	Full Doc	Stated Doc	Limited Doc	2yr IO	3yr IO	5yr IO	10yr IO	DTI > 45	DTI > 50	Wtd Avg DTI	Not Owner Occupied

0	2,244	120,625.40	54.17	270,683,388.72	7.73	4.39%	2.95%	3.15%	3.79%	39.89%	36.34%	6.32%	2.55%	8.66%	0.31%	4.50%	3.93%	3.92%	40.75%	1.07%	0.00%	0.00%	28.16%	22.00%	1.23%	0.00%	0.00%	0.00%	0.00%	22.58%	7.28%	0.00%	3.66%
2 Yr IO	5	218,591.66	0.22	1,092,958.28	6.91	0.00%	0.00%	0.00%	0.00%	0.22%	0.13%	0.03%	0.00%	0.05%	0.00%	0.00%	0.00%	0.00%	0.22%	0.00%	0.00%	0.00%	0.10%	0.12%	0.00%	0.22%	0.00%	0.00%	0.00%	0.17%	0.09%	0.00%	0.03%
3 Yr IO
5 Yr IO	759	257,480.52	39.11	195,427,716.14	6.52	0.05%	0.69%	0.96%	1.21%	36.20%	32.82%	4.54%	1.01%	0.73%	0.00%	0.00%	0.05%	0.23%	37.70%	0.91%	0.00%	0.21%	14.02%	23.73%	0.66%	0.00%	0.00%	39.11%	0.00%	17.04%	5.35%	0.00%	0.42%
10 Yr IO	143	218,306.38	6.25	31,217,812.70	6.54	0.00%	0.00%	0.00%	0.00%	6.25%	6.07%	0.17%	0.00%	0.00%	0.00%	0.00%	0.09%	0.13%	5.87%	0.00%	0.16%	0.00%	2.54%	2.67%	0.02%	0.00%	0.00%	0.00%	6.25%	1.86%	0.68%	0.00%	2.52%

7.  DocType

						Percentage of Aggregate Collateral
						FICO					LTV					Loan Amount							Documentation			Interest Only				DTI			Other Data

DocType	Loan Count	$ Avge Loan Amount	% of Pool	Agg $ Balance	WAC	520 and below	521-540	541-560	561-580	581 and above	85% LTV & below	LTV 85.01-90	LTV 90.01-95	LTV 95.01- 100	LTV 100.01+	$50K and below	$50.01- 75K	$75.01- 100K	$100.01 - $600K	$600.01- 750K	$750- 900K	>$900K	Full Doc	Stated Doc	Limited Doc	2yr IO	3yr IO	5yr IO	10yr IO	DTI > 45	DTI > 50	Wtd Avg DTI	Not Owner Occupied

3- Stated doc	382	238,582.20	11.68	91,138,400.14	6.97	0.68%	0.71%	1.08%	1.49%	44.68%	38.38%	4.84%	0.82%	4.50%	0.10%	2.17%	1.69%	1.59%	42.25%	0.77%	0.16%	0.00%	0.00%	48.63%	0.00%	0.12%	0.00%	23.73%	2.67%	21.57%	6.27%	0.00%	3.03%
5- Full doc 2yr W2/tax returns
1- Full doc 1yr W2	1449	155,045.64	44.96	224,661,125.99	7.12	3.30%	2.66%	2.88%	3.13%	32.98%	32.75%	5.80%	2.12%	4.21%	0.08%	1.76%	1.83%	2.33%	37.90%	0.94%	0.00%	0.21%	44.96%	0.00%	0.00%	0.10%	0.00%	14.02%	2.54%	19.28%	6.85%	0.00%	2.44%
4- Limited 12mos bk stmt	1805	180,615.17	41.77	326,010,384.97	7.23	0.08%	0.12%	0.01%	0.26%	1.43%	1.55%	0.18%	0.12%	0.07%	0.00%	0.04%	0.04%	0.05%	1.51%	0.27%	0.00%	0.00%	0.00%	0.00%	1.91%	0.00%	0.00%	0.66%	0.02%	0.55%	0.07%	0.00%	0.14%

8.  OTHERS

						Percentage of Aggregate Collateral
						FICO					LTV					Loan Amount							Documentation			Interest Only				DTI			Other Data

OTHERS	Loan Count	$ Avge Loan Amount	% of Pool	Agg $ Balance	WAC	520 and below	521-540	541-560	561-580	581 and above	85% LTV & below	LTV 85.01-90	LTV 90.01-95	LTV 95.01- 100	LTV 100.01+	$50K and below	$50.01- 75K	$75.01- 100K	$100.01 - $600K	$600.01- 750K	$750- 900K	>$900K	Full Doc	Stated Doc	Limited Doc	2yr IO	3yr IO	5yr IO	10yr IO	DTI > 45	DTI > 50	Wtd Avg DTI	Not Owner Occupied

Manufactured Housing	22	84,458.24	0.37	1858081.3	9.05	0.23%	0.03%	0.03%	0.05%	0.03%	0.25%	0.12%	0.00%	0.00%	0.01%	0.03%	0.09%	0.05%	0.20%	0.00%	0.00%	0.00%	0.31%	0.03%	0.00%	0.00%	0.00%	0.00%	0.00%	0.14%	0.03%	0.00%	0.00%
2nd Lien	823	46,098.81	7.59	37,939,320.17	10.48	0.03%	0.00%	0.04%	0.11%	7.41%	0.26%	0.35%	0.65%	6.14%	0.19%	3.75%	2.16%	1.00%	0.69%	0.00%	0.00%	0.00%	2.41%	4.73%	0.07%	0.00%	0.00%	0.00%	0.00%	2.70%	0.85%	0.00%	0.16%
< 100K	1763	56,287.82	12.72	99,235,433.41	9.14	0.86%	0.43%	0.50%	0.38%	10.68%	4.26%	0.83%	1.19%	6.32%	0.24%	4.50%	4.07%	4.27%	0.00%	0.00%	0.00%	0.00%	5.89%	5.46%	0.13%	0.00%	0.00%	0.27%	0.22%	3.68%	1.25%	0.00%	0.95%
> 650K	10	736,002.79	1.47	7,360,027.92	6.50	0.00%	0.00%	0.00%	0.27%	1.20%	1.34%	0.14%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	1.11%	0.16%	0.21%	0.78%	0.43%	0.27%	0.00%	0.00%	0.62%	0.16%	0.58%	0.14%	0.00%	0.16%
Ohio	88	134,675.44	2.37	11,851,438.89	6.86	0.07%	0.07%	0.00%	0.17%	2.06%	1.80%	0.38%	0.01%	0.17%	0.01%	0.18%	0.04%	0.13%	2.03%	0.00%	0.00%	0.00%	1.41%	0.63%	0.15%	0.03%	0.00%	0.92%	0.18%	0.87%	0.25%	0.00%	0.11%
Nevada	12	120,915.98	0.29	1,450,991.81	8.15	0.00%	0.00%	0.00%	0.00%	0.29%	0.14%	0.06%	0.05%	0.04%	0.00%	0.03%	0.02%	0.00%	0.23%	0.00%	0.00%	0.00%	0.06%	0.23%	0.00%	0.00%	0.00%	0.00%	0.05%	0.02%	0.00%	0.00%	0.09%
North CA	264	240,684.57	12.72	63,540,725.55	6.75	0.53%	0.50%	0.34%	0.37%	10.98%	11.03%	0.49%	0.26%	0.93%	0.00%	0.17%	0.29%	0.24%	11.63%	0.38%	0.00%	0.00%	4.82%	7.31%	0.17%	0.06%	0.00%	8.49%	1.03%	5.76%	1.56%	0.00%	0.33%
South CA	359	221,772.41	15.93	79,616,294.87	6.93	1.07%	0.49%	0.73%	0.80%	12.85%	13.51%	1.28%	0.16%	0.98%	0.01%	0.28%	0.50%	0.37%	14.24%	0.54%	0.00%	0.00%	5.58%	9.52%	0.49%	0.04%	0.00%	8.21%	0.55%	7.09%	2.46%	0.00%	0.74%
Top 10 Loans	10	736,002.79	1.47	7,360,027.92	6.49738	0.00%	0.00%	0.00%	0.27%	1.20%	1.34%	0.14%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	1.11%	0.16%	0.21%	0.78%	0.43%	0.27%	0.00%	0.00%	0.62%	0.16%	0.58%	0.14%	0.00%	0.16%

9.  CREDIT GRADES

						Percentage of Aggregate Collateral
						FICO					LTV					Loan Amount							Documentation			Interest Only				DTI			Other Data

CREDIT GRADES please use Relevant Credit Grades of Originator	Loan Count	$ Avge Loan Amount	% of Pool	Agg $ Balance	WAC	520 and below	521-540	541-560	561-580	581 and above	85% LTV & below	LTV 85.01-90	LTV 90.01-95	LTV 95.01- 100	LTV 100.01+	$50K and below	$50.01- 75K	$75.01- 100K	$100.01 - $600K	$600.01- 750K	$750- 900K	>$900K	Full Doc	Stated Doc	Limited Doc	2yr IO	3yr IO	5yr IO	10yr IO	DTI > 45	DTI > 50	Wtd Avg DTI	Not Owner Occupied

A	2534	157,754.56	80	399,750,059.02	7.06	1.96%	1.01%	1.05%	1.99%	73.98%	59.53%	8.61%	3.14%	8.48%	0.23%	4.07%	3.36%	3.07%	67.28%	1.85%	0.16%	0.21%	30.82%	43.57%	1.41%	0.22%	0.00%	34.13%	6.19%	32.70%	10.43%	0.00%	6.29%
B	361	163,051.82	11.78	58,861,705.75	7.51	0.54%	0.43%	1.16%	1.89%	7.74%	8.46%	1.83%	0.39%	1.03%	0.07%	0.23%	0.30%	0.68%	10.44%	0.13%	0.00%	0.00%	7.72%	3.57%	0.29%	0.00%	0.00%	2.73%	0.06%	5.76%	1.64%	0.00%	0.21%
C	166	158,538.53	5.27	26,317,395.92	7.91	1.57%	1.33%	0.77%	0.63%	0.96%	4.87%	0.36%	0.03%	0.00%	0.00%	0.07%	0.23%	0.47%	4.50%	0.00%	0.00%	0.00%	4.16%	0.89%	0.15%	0.00%	0.00%	0.96%	0.00%	2.24%	0.80%	0.00%	0.07%
D	95	155,470.30	2.96	14,769,678.62	7.75	0.36%	0.87%	1.12%	0.49%	0.12%	2.70%	0.25%	0.00%	0.00%	0.00%	0.14%	0.18%	0.07%	2.56%	0.00%	0.00%	0.00%	2.26%	0.60%	0.06%	0.00%	0.00%	1.28%	0.00%	1.14%	0.54%	0.00%	0.06%

10.  Top 10 MSAs

Top 10 MSA	Loan Count	$ Avge Loan Amount	% of Pool	Agg $ Balance	WAC	Wtd Avg LTV	Wtd AVg FICO

Miami FL	134	164,582.80	4.41	22,054,095.03	7.27646	80.92	634
Las Vegas NV	109	194,254.38	4.24	21,173,726.98	6.81673	79.34	665
Los Angeles CA	37	236,865.98	1.75	8,764,041.41	6.82106	72.86	649
Chicago IL	30	154,992.20	0.93	4,649,765.98	7.47006	82.23	635
North Las Vegas NV	23	187,998.44	0.87	4,323,964.11	6.89258	82.03	654
Sacramento CA	23	185,089.65	0.85	4,257,061.98	7.01866	77.97	669
Hialeah FL	26	163,618.13	0.85	4,254,071.45	7.12379	82.92	676
Phoenix AZ	33	128,122.99	0.85	4,228,058.82	7.09639	80.58	642
San Jose CA	14	298,953.05	0.84	4,185,342.72	6.67025	82.39	688
Henderson NV	18	220,140.58	0.79	3,962,530.40	6.83345	79.9	660